                                                                   EXHIBIT 10.26


                               LICENCE AGREEMENT

A.   DATE OF AGREEMENT:

B.   LICENSOR:                     Beyond Properties Pty Ltd
                                   ACN NO: 002 861 458
                                   53-55 Brisbane Street
                                   Surry Hills
                                   NSW 2010

                                   Facsimile:- 281 7728

C.   LICENSEE:                     Brilliant Interactive Ideas Pty Ltd
                                   ACN NO: 061 228 668
                                   Level 1, 17 The Corso
                                   Manly
                                   NSW 2095

                                   Facsimile:-977 4123


D.   LICENSED PROGRAMS:            Beyond 2000 television series
                                   Beyond Tomorrow television series

E.   LICENCE FEE:                  (1)  CONFIDENTIAL INFORMATION OMITTED AND
                                   FILED SEPARATELY WITH THE SECURITIES AND
                                   EXCHANGE COMMISSION % of Gross Receipts or
                                   AUD $ CONFIDENTIAL INFORMATION OMITTED AND
                                   FILED SEPARATELY WITH THE SECURITIES AND
                                   EXCHANGE COMMISSION per unit per title for the first CONFIDENTIAL INFORMATION OMITTED
                                   AND FILED SEPARATELY WITH THE SECURITIES AND
                                   EXCHANGE COMMISSION from the date the Product is first offered for sale (the Release Date), AUD $ CONFIDENTIAL INFORMATION OMITTED AND
                                   FILED SEPARATELY WITH THE SECURITIES AND
                                   EXCHANGE COMMISSION per unit per title for the immediately following CONFIDENTIAL
                                   INFORMATION OMITTED AND FILED SEPARATELY WITH
                                   THE SECURITIES AND EXCHANGE COMMISSION period from the Release Date and AUD $ CONFIDENTIAL
                                   INFORMATION OMITTED AND FILED SEPARATELY WITH
                                   THE SECURITIES AND EXCHANGE COMMISSION per unit per title after the expiration of CONFIDENTIAL INFORMATION OMITTED AND FILED
                                   SEPARATELY WITH THE SECURITIES AND EXCHANGE
                                   COMMISSION from the Release Date, whichever is the greater.

                                   (2)  For OEM and bundle deals CONFIDENTIAL
                                   INFORMATION OMITTED AND FILED SEPARATELY

                                   WITH THE SECURITIES AND EXCHANGE COMMISSION of the Gross Receipts

F.   TERMS OF PAYMENT:             Quarterly

G.   LICENCE PERIOD:               CONFIDENTIAL INFORMATION OMITTED AND FILED
                                   SEPARATELY WITH THE SECURITIES AND EXCHANGE
                                   COMMISSION years from 1 January 1995

H.   PRODUCT:                      A CONFIDENTIAL INFORMATION OMITTED AND FILED
                                   SEPARATELY WITH THE SECURITIES AND EXCHANGE
                                   COMMISSION title multi-media computer data system producing video, graphic and dynamic images, text and sound, based on the Licensed
                                   Programs and stored on CD-ROM, CDI, CD-
                                   Cartridge, Computer Disk and Magnetic Medium including updates and upgrades of the Licensed Programs. Licensee can use such updates and upgrades of the Licensed Programs to update and upgrade any or all of the CONFIDENTIAL INFORMATION OMITTED AND FILED
                                   SEPARATELY WITH THE SECURITIES AND EXCHANGE
                                   COMMISSION titles for re-release in order to take advantage of technological advancements.

I.   TERRITORY                     World

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OPERATIVE PROVISIONS:

1.      DEFINITIONS AND INTERPRETATION

1.1     In this Agreement unless the context otherwise requires:

        (a)  words defined on the cover page have the meaning there ascribed;

        (b) words denoting the singular number shall include the plural and vice versa;

        (c)  words denoting any gender shall include all genders;

        (d) where a word or phrase is defined, other parts of speech and grammatical forms of that word or phrase shall have corresponding meanings;

        (e) words denoting natural persons shall include corporations and vice versa;

        (f) headings are for convenience only and shall not affect interpretation; and

        (g) references to any party to this Agreement or any other agreement or instrument shall include the party's successor and permitted assigns.

1.2     In this Agreement:

        "GROSS RECEIPTS" means the gross receipts of exploitation of the Product received by the Licensee throughout the Territory calculated as the invoice price billed to the Licensee's customers. No cost incurred in the manufacture, sale, distribution or exploitation of the Product shall be deducted from any Licence Fees payable by the Licensee to the Licensor. Where the number of entities involved in the distribution of the Product between the Licensee and the final customer exceeds three levels (expected levels are Licensee - publisher- distributor - retailer - final customer) ie publisher, distributor and retailer then Gross Receipts is defined as the gross receipts of the Product at the entity that is four levels before the final customer for the purpose of the calculation of the Licence Fee.

        "WORKS" means the Licensed Programs, and background material, scripts, videotape, soundtrack recording, format and presentation used in or for the Licensed Program with all titles and graphics which exist as electronic imagery used in the Licensed Programs, where any of the above are available.

        "RIGHTS" means subject to clauses 2, 4 and 5, the right to:

        (a) subject to clause 10.2 (a) and Co), use the name of the Licensor on the Product;

        (b) use the name of the Licensed Programs, being "BEYOND 2000" on the Product;

        (c) use any or all of the rights in the Works, being copyright and other intellectual property rights, for the sole purpose of creating the Product derived from or incorporating in whole or part the Works including without limitation, the right to:

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             (i)    copy the Works or any part thereof for incorporation in the
                    Product;

             (ii) reproduce the Works or any part thereof for incorporation in the Product;

             (iii) make sound recordings of the Works or any part thereof for incorporation in the Product;

             (iv) publish the Works or any part thereof on CD-ROM, CDI, CD-Cartridge, computer disc and magnetic medium;

             (v) adapt the Works or any part thereof onto CD-ROM, CDI, CD-Cartridge, computer disc and magnetic medium;

        (d) print and publish the Works or any part thereof in teaching or operational manuals or promotional material relating to the Product for the purpose of marketing the Product; and

        (e)  make, sell, market and distribute the Product.

2.      GRANT OF RIGHTS

2.1 Subject to clause 5, in consideration of the Licence Fee and subject to due compliance by the Licensee of its obligations under this Agreement, the Licensor grants to the Licensee a licence in the Territory to the Rights for the Licence Period.

2.2 All other rights in relation to the Licensed Programs are reserved to Licensor.

3.      PAYMENTS

3.1 In consideration of the grant to Licensee of the Rights, Licensee shall pay to Licensor the Licence Fee equal to CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION % of the Gross Receipts for OEM and bundle deals and CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION % of Gross Receipts or AUD $ CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION per unit per title for the first CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION from the Release Date, AUD $ CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION per unit per title for the immediately following CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION period from the Release Date and AUD $ CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION per unit per title after the expiration of CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION from the Release Date, whichever is the greater. All Licence Fees shall be paid in Australian Dollars to the Licensor at the address specified herein above. The Licensee shall have the right to distribute without charge, on a Licence Fee free basis and not for resale, a limited number of promotional and demonstration

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

        copies of the Product, the number of which shall not exceed CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION % of the Product distributed by the Licensee hereunder during the accounting period hereof unless written consent is obtained from the Licensor to exceed the CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION % specified above. In the event of the Licensee developing a product of a similar nature to the Product, based on a television series, where the license fee paid by the Licensee to the licensor of the other product is more favourable than the License Fee payable to the Licensor for the Product, then the Licensee shall pay to the Licensor the License Fee equal to the license fee payable on the other product.

3.2 The Licence Fees shall be paid to the Licensor by cheque in respect of each quarter ending on 31 March, 30 June, 30 September and 31 December of each year within 15 days of the end of each quarter.

3.3 The Licensee agrees to keep all usual and proper records and books of account relating to the sale of the Product. The Licensee will deliver to the Licensor, when it remits the Licence Fee, written statements certified by a duly authorised officer of the Licensee showing the sales of the relevant items of the Product on a country by country basis and a computation of the Licence Fee accruing.

3.4 The Licensee will keep such records and books of account at its principal office and the Licensor will have the right, in addition to the receipt of the figures set out in clause 3.3, during business hours upon at least seven days notice to examine such records and books of account, to cause the same to be examined and audited by a firm of chartered accountants nominated in writing by the Licensor. The cost of any such audit will be paid by the Licensor unless such examination discloses errors exceeding CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION % of the amount payable to the Licensor during the period being audited, then the costs shall be borne by the Licensee.

3.5 Licensee shall be entitled to a credit equal to the License Fees previously paid by Licensee for Licensed Materials returned to Licensee by Licensee's customers.

3.6 Where required by law the Licensee shall be entitled to deduct any withholding tax from the License Fees and shall advise the Licensor of the amount and particulars of any deduction in order that the Licensor may apply for any applicable foreign tax credit.

4.      OBLIGATIONS OF LICENSEE

        During the terms of this Agreement the Licensee shall:

4.1 ensure that the Product shall be of a high quality based on current comparable products available in the marketplace;

4.2 actively solicit, negotiate and conclude agreements for the distribution and sale of the Product throughout the Territory for the optimum benefit of the Licensor and Licensee;

4.3 promptly advise the Licensor of any litigation or arbitration or threat of litigation or arbitrator

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

        which may involve the Licensed Programs or Product;

4.4 keep the Licensor advised of the progress of any litigation or arbitration involving the License, Programs or Product;

4.5 for the purposes of this clause, provide at the request of the Licensor copies of any documents or other material including legal advice in relation to such litigation or arbitration;

4.6 if the Licensee becomes aware that any third party infringes or attempts to infringe any rights acquired by the Licensee under this Agreement, promptly inform the Licensor of such infringement;

4.7 not hold itself out or engage in any conduct or make any representation which may suggest to any person that the Licensee is for any purposes the agent of the Licensor, not sell or offer to sell or licence the Rights to any other party; and

4.8 obtain all approvals, consents and classifications required by any Federal or State legislation;

4.9 unless otherwise advised by the Licensor, at intervals which shall be determined and agreed to jointly by the Licensor and Licensee, provide to the Licensor for comment and approval which shall not be unreasonably withheld, reasonableness of the Product to be determined based on current comparable products in the marketplace at the same retail selling price, the Product in its current stage of production. The Licensor agrees to provide all comments, required amendments (if any) or the Licensor's approval to the Licensee in writing within 5 working days of receiving the Product and in this regard time shall be of the essence. If the Licensee has not received any response from the Licensor within the 5 working days then it shall be deemed that the Licensor has approved the Product in its current stage of Production;

4.10 the Licensor shall not request amendments to the stages of production of the Product for which the Licensor has previously granted approval;

4.11 produce at least CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION titles within CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION months from 1 January 1995 and CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION titles each CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION month period thereafter;

4.12 obtain the Licensor's approval which shall not be unreasonably withheld, for the use of the Beyond 2000 name and logo for promotion and sale of the Product only world-wide subject to the Licensee entering into a standard form of registered user agreement which shall be forwarded to the Licensee for execution as soon as possible following execution of this Agreement;

4.13 keep the Licensor informed about whom the Licensee is considering appointing as distributors of the Product in the various territories around the world and the Licensee will offer in writing to the Licensor the last right to match each highest offer (Best Offer) received by the Licensee from distributors who wish to distribute the Product in each territory around the world. The

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        Licensor will have ten working days to match each Best Offer per territory, in writing, for those territories in which the Licensor wishes to distribute or arrange distribution of the Product. If the Licensee has not received acceptance of the Best Offer from the Licensor within the specified 10 working day period then it shall be deemed that the Licensor does not wish to exercise its last right to match option in the territory and the Licensee may appoint a distributor for the Product in the territory;

4.14 notify the Licensor in writing within 7 days if the Licensee decides to develop any other product that may be deemed to be a competitive product to the Product;

5.      PROHIBITED USES

5.1 Licensee agrees that, notwithstanding clause 2 of this agreement, it shall not have rights in respect of any material in the Works which is specifically identified by the Licensor during the term of this Agreement as being material for which the Licensor does not own the copyright for incorporation in the Product UNLESS the Licensee obtains at its cost permission to use such material from the owners of the copyright for the material.

6.      COPYRIGHT

6.1 Licensee acknowledges that all copyright in the Licensed Programs remains the property of the Licensor.

6.2 The parties agree that the copyright in the Product will be owned jointly by the Licensor and the Licensee on the following basis:

        (a) the Licensor owns the copyright for the subject matter and material content of the Product;

        (b) the Licensee owns the copyright for the source code, database and computer programs of the Product.

7.      CONFIDENTIALITY

7.1 The parties agree as separate warranties that each of them will keep entirely secret and confidential the terms of this Agreement (except to their respective professional advisers or as required by law) and all information of a secret or confidential or proprietary nature concerning the business or affairs of the other which may come into their knowledge as a result of performance of their obligations under this Agreement.

7.2 Each party undertakes to the other that it will not make any use of such information or enable any other person to make any use of the information without the prior written consent of the other party.

8.      NON ASSIGNMENT

8.1 This Agreement is particular to the License and neither it nor any of the Rights may be assigned or sub-licensed or otherwise disposed of by Licensee to any person except in accordance with the terms of this Agreement.

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8.2     The Licensee may assign the Agreement if such assignment occurs upon the transfer and or sale of the business or any part of the business of the Licensee PROVIDED THAT the Licensor is satisfied that the assignee is of sound financial standing.

8.3     The Licensor may assign the rights pursuant to this Agreement.

9.      TERMINATION

9.1 Licensor may immediately terminate this Agreement by written notice to Licensee if:

        (a) Subject to clause 8.2, Licensee has an execution levied against it or a petition for winding up presented or passes a resolution for winding up or has an official manager appointed or has a receiver or a receiver and manager of the whole or any part of its property or undertaking appointed or is a party to or attempts to enter into any composition or arrangement with its creditors or becomes insolvent or bankrupt; or

        (b) Licensee breaches this Agreement and in the case of a breach which is capable of remedy fails to remedy that breach within CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION of notice requiring the breach to be remedied; or

        (c) Licensee fails to make the payment required under clause 3 of this Agreement within CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION of notice being served on it, being acknowledged by the parties that time is of the essence in this regard.

9.2 Licensee agrees to indemnify Licensor on demand from and against all costs and expenses, losses, damages, claims, demands, suits, proceedings or actions which may be threatened or made against Licensor as a direct or indirect consequence of any act or default by or on behalf of Licensee or of any breach by Licensee of any of the terms of this Agreement.

9.3 Upon termination or expiration of this Agreement, Licensee shall, subject to clause 9.4, return to Licensor any copies of any Licensed Programs in its possession.

9.4 Licensee shall have the right to continue to sell in the normal course of business for a period of twelve months following the expiration of the term of the Agreement such Products as are produced at time of expiration provided that:

        (a) at the time of such expiration the Licensee delivers to the Licensor a written and verified inventory of such Products itemising the sale of Products throughout the Licence Period; and

        (b)  the Licensee continues to pay the Licence Fee as herein provided.

9.5 Upon expiration of the Licence Period whether by effluxion of time or otherwise, all rights herein granted by the Licensor to the Licensee shall revert forthwith to the Licensor free and clear of any claim.

10.     REPRESENTATIONS AND OBLIGATIONS

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10.1    Licensor warrants that:

        (a)  it is the owner of the Rights;

        (b) it is authorised to enter into this Agreement and to grant the Rights to Licensee;

        (c) no third party has any encumbrance, been granted rights of use, been granted any option to purchase or taken a licence, of the Rights;

        (d) no third party has given notice of any challenge to the rights in respect of the Works or brought an action against it in respect of the whole or part of the Works; and

        (e) the Rights have not been assigned or purported to be assigned to any third party.

10.2    Licensee hereby warrants and represents:

        (a) that it shall not use Licensor's name, trade marks or logo or incorporate any reference to Licensor on any promotional material without Licensor's approval; and

        (b) that credits will be given to Licensor in the Product and any operational manuals and promotional material, in a form to be approved by Licensor.

10.3    The Licensor shall:

        (a) indemnify the Licensee on demand from and against all costs and expenses, losses, damages, claims, demands, permits, proceedings or actions which may be threatened or made against the Licensee in respect of the whole or part of the Works;

        (b) if the Licensor becomes aware that any third party infringes or attempts to any rights acquired by the Licensee under this Agreement, promptly inform the Licensee of such infringement;

        (c) execute and deliver such further documents, at the expense of the Licensee, as the Licensee may reasonably require to give effect to the terms and conditions of this Agreement.

        (d) The Licensor shall notify the Licensee in writing of new updates, revisions and new volumes as they become available and on the request of the Licensee the Licensor shall provide Licensee with all updates, revisions and/or new volumes of the Licensed Materials.

11.     COSTS

        11.1 Each party shall bear its own costs in connection with the preparation, negotiation and finalisation of this Agreement.

12.     NOTICE

12.1 Any notices to be given hereunder shall be in writing and shall be signed for or on behalf of the

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        party giving such notice and shall be given to the party at the address set alongside that party's name at the commencement of this Agreement (or such other address as the party may hereafter nominate by notice in writing to the other parties) or at such telex or facsimile number as a party may hereafter nominate by notice in writing to the other parties and shall be deemed to be give or served

        (a)  where sent by post: two days - after the date of posting;

        (b) where sent by telex: on receipt by the sender of the answerback code of the recipient;

        (c) where sent by facsimile: on the same day as despatched, provided that a confirmation copy is posted;

        (d) where delivered personally: on the date of actual delivery; (e) where sent by courier: on day after despatch.

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Executed as an Agreement.

SIGNED for and on behalf of BEYOND PROPERTIES PTY LTD A.C.N. No: 002 861 458


 /s/ M. Borglund
- -----------------------------------

Print Name: M. Borglund
            -----------------------

Position: Managing Director
          -------------------------

in the presence of:


Witness:  /s/ John Dawkes
         --------------------------

(Print Name): John Dawkes
              ---------------------



SIGNED for and on behalf of BRILLIANT INTERACTIVE IDEAS PTY LTD A.C.N. 061 228
668


 /s/ Mark Miller
- -----------------------------------

Print Name: Mark Miller
            -----------------------

Position: Managing Director
          -------------------------

in the presence of:


Witness:  /s/ Anne Hayek
         --------------------------

(Print Name): Anne Hayek
              ---------------------

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